UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2016

HARRIS & HARRIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-11576	13-3119827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 Broadway New York, New York 10018
(Address, including zip code, of Principal Executive Offices)
(212) 582-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 16, 2016, Harris & Harris Group, Inc. (the “Company”) issued a press release announcing that it will be hosting a morning of presentations from three of its portfolio companies, D-Wave Systems, Inc., HZO, Inc. and Metabolon, Inc., on Tuesday, June 7, 2016, at the New York Genome Center, 101 Ave of the Americas, New York, NY 10013, from 8:30 a.m. to 12:30 p.m. Members of management will also present an update on Harris & Harris Group’s corporate strategy. Employees of the New York Genome Center will also be on hand to provide tours of the facility to interested attendees. These presentations will be followed by Harris & Harris Group’s Annual Meeting of Shareholders which the Board of Directors has set for the same day, June 7, 2016, beginning at 12:00 p.m. ET.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No. Description

99.1              Press Release dated February 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS & HARRIS GROUP, INC.

Date:	February 16, 2016	By:	/s/ Daniel B. Wolfe
Daniel B. Wolfe
President

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EXHIBIT INDEX

Exhibit No. Description

99.1              Press Release date February 16, 2016

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